UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Beth Ann Brown and Jeffrey H. Kupor as trustees of the Fund to be voted on by the holders of the Fund’s Common Shares and the holders of the Fund’s Preferred Shares voting together.

•	To elect Anthony J. LaCava Jr. as a trustee of the Fund to be voted on only by the holders of the Fund’s Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 4, 2026 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 4, 2026 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Beth Ann Brown, Jeffrey H. Kupor and Anthony J. LaCava, Jr. as trustees of the Fund to be voted on by the holders of the Fund’s Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 4, 2026 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 4, 2026 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

INVESCO FUNDS (the “Funds”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 2026

The undersigned holder of Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Shares of the Fund(s) and appoints Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards, Adrienne Ruffle and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 4, 2026, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

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Mark All >

Proposals

1a.01	Election of Trustee, Beth Ann Brown by Common Shareholders and Preferred Shareholders voting together as a single class.

Invesco Advantage Municipal Income Trust II

Invesco California Value Municipal Income Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

1a.02	Election of Trustee, Jeffrey H. Kupor by Common Shareholders and Preferred Shareholders voting together as a single class.

Invesco Advantage Municipal Income Trust II

Invesco California Value Municipal Income Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

If you have questions regarding the voting process, please call: 877-456-7881

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INVESCO FUNDS PROXY WO# 35110- TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 06/10/2026

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

OR

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” all proposals.”

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“You’ll be voting your proxy for shares in certain Invesco closed-end funds. The Board recommends a vote “For” the proposal.”

OR

“You’ll be voting your proxy for shares in certain Invesco closed-end funds. The Board recommends a vote “For” ALL proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 1a,1c: FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted “For All” Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from all Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

THEN THE SHAREHOLDER HEARS:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from nominee(s)...N” [Where N is(are) the nominee number(s) entered by the SHAREHOLDER]

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:

Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:

Okay, let’s continue then...

THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:

Example: “For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 1b: FOR HOLDING 1: To vote FOR the nominee, Press 1. to vote To WITHHOLD press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted “For the” Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from THE Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from the nominee”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL(S), HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Thank you for calling Invesco.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 4, 2026 in Houston, Texas, Press 1.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 4, 2026.

Please press 1 then state your full name and the number of persons that will be attending the meeting.